SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________

FORM 8-K/A
Amendment to Current Report
______________

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2006 (November 4, 2005)

SoftNet Technology Corp.
(Exact name of Registrant as specified in charter)

    Nevada                                    000-07693                                     74-3035831
(State or other                        (Commission file                               (I.R.S. Employer
jurisdiction of                            number)                                        Identification Number)
incorporation)

1 Anderson Road, Suite 105
Bernardsville, New Jersey  07924
(Address of Principal Executive Offices)

(908) 204-9911
 (Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item1.02   Termination of a Material Definitive Agreement

          On or about January 11, 2006, the Company terminated a certain Plan and Agreement of Reorganization (the “Agreement”) with Inspara, Inc. dated October 31, 2005 which was first reported on Form 8-K dated November 4, 2005.   During due diligence, and while awaiting the closing of the Agreement, the parties determined that material changes, including, but not limited to, the acquisition price, were required.  Accordingly, the Agreement has been terminated and a new Plan and Agreement of Reorganization has been entered into for which a Form 8-K is being filed simultaneous herewith.

Item 2.02   Results of Operations and Financial Condition

          As reported on Form 8-K dated December 8, 2005, filed with the Securities and Exchange Commission (the “Commission”), on or about August 23, 2005, the Commission issued a comment letter seeking clarification with regard to, among other things, revenue recognition for the Company and certain of its subsidiaries specifically as they relate to the Form 10-KSB for the year ended December 31, 2004 and the Forms 10-QSB for the quarters ended March 31, 2005 and June 30, 2005.  By letter dated September 9 and December 14, 2005 the Company responded and sought consideration to file any restated financial statements following the completion of the comment process.  The Commission has objected to any postponement of the filing of restatements of the identified financial statements.  By letter dated January 9, 2006, the Company has agreed to file restated financial statements prior to the completion of the comment process and hopes to file those restatements by January 31, 2006.

Item 9.01  Financial Statements and Exhibits.

a.       Financial Statements of Businesses Acquired.
          None

b.      Pro Forma Financial Information.
         None

c.       Exhibits.

99.01        Amendment and Termination of Plan and Agreement of Reorganization.
99.02        Incorporated by reference is the Form 8-K dated December 8, 2005 and filed December 13, 2005.
99.03        Incorporated by reference is the Form 8-K dated and filed November 4, 2005.

Signatures

          Pursuant to the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 17, 2006                                                                     SoftNet Technology Corp.
                                                                                                            (Registrant)

                                                                                                             /s/  James M. Farinella
                                                                                                             James M. Farinella/President and CEO